                             HOPFED BANCORP, INC.

Number__________                                                __________SHARES


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                     CUSIP__________
$.01 PAR VALUE


THIS CERTIFIES THAT_____________________________________________________________

is the owner of _____________ fully paid and nonassessable shares of the common stock of HOPFED BANCORP, INC. (the "Corporation"), a corporation formed under the laws of the State of Delaware.

     The shares represented by this Certificate are transferable only on the books of the Corporation by the holder of record thereof, in person or by his or her duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed.

     The capital stock evidenced by this Certificate is not an account of an insurable type and is not insured by the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers.



DATED: _____________________



By:_________________________                       By:__________________________
   Corporate Secretary                                President

                              HOPFED BANCORP, INC.

     The shares represented by this Certificate are issued subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive offices of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ..........Custodian..........
     TEN ENT -- as tenants by the entireties                           (Cust)                (Minor)
     JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
                survivorship and not as                                Act..........................
                tenants in common                                                 (State)
                                                  UNIF TRANS MIN ACT --....................Custodian
                                                                       (Cust)                (Minor)
                                                                       under Uniform Transfers to
                                                                       Minors Act...................
                                                                                  (State)

         Additional abbreviations may also be used though not in the above list.

     For value received, _______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING NUMBER OF ASSIGNEE__________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_____________ Shares of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint _______________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated __________________________       _________________________________________
                                                         Signature

                                       _________________________________________
                                                         Signature


NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                           _____________________________________________________

                            The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with member ship in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.